                                                                    EXHIBIT 20

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of September 25, 2000 for the Collection Period of
                    August 1, 2000 through August 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                                         749,988,732.51
Discounted Principal Balance                                                                                  749,988,732.51
Servicer Advance                                                                                                1,324,812.20
Servicer Payahead                                                                                               1,260,008.73
Number of Contracts                                                                                                   34,185
Weighted Average Lease Rate                                                                                            6.81%
Weighted Average Remaining Term                                                                                         33.8
Servicing Fee Percentage                                                                                               1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                                                617,491,165.33
Discounted Principal Balance                                                                                  609,145,507.42
Servicer Advances                                                                                               2,110,893.87
Servicer Pay Ahead Balance                                                                                      2,086,704.80
Maturity Advances Outstanding                                                                                              -
Number of Current Contracts                                                                                           34,374
Weighted Average Lease Rate                                                                                            6.79%
Weighted Average Remaining Term                                                                                         12.4

-----------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:

  Initial Deposit Amount                                                                                       28,124,577.47
  Specified Reserve Fund Percentage                                                                                    9.44%
  Specified Reserve Fund Amount                                                                                70,761,436.91


                                                               Class A               Class B                       Total
                                                                Amount                Amount                      Amount
                                                                ------                ------                      ------
  Beginning Balance                                          68,879,277.20          1,095,750.00               69,975,027.20
  Withdrawal Amount                                                      -                     -                           -
  Cash Capital Contribution
  Transferor Excess                                             840,781.41                                        840,781.41
                                                        ---------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                      69,720,058.61          1,095,750.00               70,815,808.61
  Specified Reserve Fund Balance                             69,665,686.91          1,095,750.00               70,761,436.91
                                                        ---------------------------------------------------------------------
  Release to Transferor                                          54,371.70                     -                   54,371.70
  Ending Reserve Fund Balance                                69,665,686.91          1,095,750.00               70,761,436.91
  Prior Cumulative Withdrawal Amount                                     -                     -                           -
  Cumulative Withdrawal Amount                                           -                     -                           -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                    Vehicles
                                                                                 --------
  Liquidated Contracts                                                              105
                                                                                    ---
  Discounted Principal Balance                                                                                  1,761,175.27
  Net Liquidation Proceeds                                                                                     (1,612,518.99)
  Recoveries - Previously Liquidated Contracts                                                                     (5,000.00)
                                                                                                 ----------------------------
  Aggregate Credit Losses for the Collection Period                                                               143,656.28
                                                                                                 ============================
  Cumulative Credit Losses for all Periods                                                                      4,527,353.59
                                                                                                 ============================
  Repossessed in Current Period                                                     54
                                                                                    ---
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                               Annualized Average
FOR EACH COLLECTION PERIOD:                                                                            Charge-Off Rate
  Second Preceding Collection Period                                                                                   0.30%
  First Preceding Collection Period                                                                                    0.36%
  Current Collection Period                                                                                            0.27%

-----------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                                                    0.31%
Charge-off Rate Indicator (greater than 1.25%)                                                             CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 DELINQUENT CONTRACTS:                                                        Percent   Accounts Percent      ANIV
                                                                              -------   -------- -------      ----
   31-60 Days Delinquent                                                          1.55%    533    1.45%    8,948,484.81
   61-90 Days Delinquent                                                          0.17%     58    0.16%      969,565.61
   Over 90 Days Delinquent                                                        0.06%     21    0.07%      421,515.68
                                                                                        ---------         --------------
   Total Delinquencies                                                                     612            10,339,566.10
                                                                                        =========         ==============

 RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
 NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
   Second Preceding Collection Period                                                                                 0.12%
   First Preceding Collection Period                                                                                  0.16%
   Current Collection Period                                                                                          0.23%


 ---------------------------------------------------------------------------------------------------------------------------
     CONDITION (ii) (DELINQUENCY PERCENTAGE)
     --------------
     Three Month Average                                                                                                0.17%
     Delinquency Percentage Indicator ( > 1.25%)                                                            CONDITION NOT MET
 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------
 RESIDUAL VALUE (GAIN) LOSS:                                                             Vehicles
                                                                                         --------
   Matured Lease Vehicle Inventory Sold                                                     93             1,499,805.16
   Net Liquidation Proceeds                                                                               (1,372,403.66)
                                                                                                       ---------------------
   Net Residual Value (Gain) Loss                                                                            127,401.50
                                                                                                       =====================
   Cumulative Residual Value (Gain) Loss all periods                                                         582,381.64
                                                                                                       =====================

                                                                                          Average           Average
                                                   Number     Scheduled      Sale     Net Liquidation       Residual
 MATURED VEHICLES SOLD FOR                          Sold     Maturities     Ratio        Proceeds            Value
 EACH COLLECTION PERIOD:                           ------    ----------     -----     ---------------       --------
   Second Preceding Collection Period                27          134          20.15%    13,179.84            13,752.10
   First Preceding Collection Period                 27          128          21.09%    13,410.10            14,154.89
   Current Collection Period                         93          847          10.98%    14,757.03            16,133.42
   Three Month Average                                                                  14,219.95            15,332.63
                                                                                                       ----------------
 Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                92.74%
                                                                                                       ----------------
 ---------------------------------------------------------------------------------------------------------------------------

                                                                                  CURRENT PERIOD
 CONDITION (iii) (RESIDUAL VALUE TEST)                                             AMOUNT/RATIO          TEST MET?
 ---------------                                                                   ------------          ---------
 a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                  10.98%                 NO

 b) Number of Scheduled Maturities greater than 500                                     847                 YES

 c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of
    Avg. Residual Values                                                              92.74%                 NO

   Residual Value Indicator  (condition met if tests a, b and c = YES)                               CONDITION NOT MET
 ---------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of September 25, 2000 for the Collection Period of
                     August 1, 2000 through August 31, 2000

--------------------------------------------------------------------------------------------------------------------
                                                                                Certificate Balance  Class A1
                                                                                -------------------  --------
                                                          Total           Percent Balance             Balance
--------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                  98.00%
  Interest Collections                                       4,759,312.21
  Net Investment Income                                        522,247.17
  Non-recoverable Advances                                     (47,413.17)
                                                          ---------------
  Available Interest                                         5,234,146.21            5,131,867.09     1,319,622.97
  Class A1, A2, A3 Notional Interest Accrual Amount         (3,075,508.25)          (3,075,508.25)     (829,237.50)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -                       -                -
  Interest Accrual for Adjusted Class B Certificate Bal.      (282,419.42)            (282,419.42)
  Class B Interest Carryover Shortfall                              -                       -
  Servicer's Fee                                              (530,911.85)            (519,387.58)
  Capped Expenses                                              (20,395.10)             (19,952.39)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                -                      -
  Uncapped Expenses                                                 -                      -
                                                          ---------------         ---------------
  Total Unallocated Interest                                 1,324,911.59            1,234,599.45
  Excess Interest to Transferor                                     -               (1,234,599.45)
                                                          ---------------         ---------------
       Net Interest Collections Available                    1,324,911.59                  -
                                                          ---------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                   (265,174.05)
  ACCELERATED PRINCIPAL DISTRIBUTION:                         (128,643.99)
  DEPOSIT TO RESERVE FUND:                                     840,781.41
  WITHDRAWAL FROM RESERVE FUND:                                     -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                       -
  NET WITHDRAWAL FROM THE RESERVE FUND:                             -

PRINCIPAL:
  Current Loss Amount                                         (271,057.78)            (265,174.05)    (265,174.05)
  Loss Reimbursement from Transferor                           265,174.05              265,174.05      265,174.05
  Loss Reimbursement from Reserve Fund                              -                       -                -
                                                          ---------------         ---------------   --------------
       Total                                                    (5,883.73)                  -                -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                          ---------------
  Ending Balance                                                    -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                          ---------------
  Ending Balance                                                    -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                          ---------------
  Ending Balance                                                    -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                 -
  Current increase (decrease)                                       -
                                                          ---------------
  Ending Balance                                                    -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                 384,706.71                   -               -
  Allocations - Current Period                               19,212,462.90           19,212,462.90   19,212,462.90
  Allocations - Accelerated Principal Distribution              128,643.99              128,643.99      128,643.99
  Allocations - Not Disbursed Beginning of Period           111,734,904.88          111,734,904.88  111,734,904.88
  Allocations - Not Disbursed End of Period                 131,076,011.77          131,076,011.77  131,076,011.77
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              10,218,466.85           10,073,783.01    2,487,712.50
  Allocations - Current Period                                3,357,927.67            3,357,927.67      829,237.50
  Allocations - Not Disbursed Beginning of Period             6,715,855.34            6,715,855.34    1,658,475.00
  Allocations - Not Disbursed End of Period                          -                       -               -
DUE TO TRUST - CURRENT PERIOD:                                                                   -
  Total Deposit to/ (Withdrawal from) Reserve Fund              786,409.71
  Due To Trust                                               29,944,280.45           29,414,889.90   21,828,819.39
                                                          ---------------         ---------------   --------------
     Total Due To Trust                                      30,730,690.16           29,414,889.90   21,828,819.39
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           Class A2      Class A3          Class B        Transferor Interest
                                                           --------      --------          -------        -------------------
                                                           Balance       Balance           Balance      Interest       Principal
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                 2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                     2,963,915.07   508,299.22         340,029.83    102,279.12
  Class A1, A2, A3 Notional Interest Accrual Amount     (1,914,848.75) (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                    -           -
  Interest Accrual for Adjusted Class B Certificate Bal.                                  (282,419.42)
  Class B Interest Carryover Shortfall                                                         -
  Servicer's Fee                                                                                         (11,524.27)
  Capped Expenses                                                                                           (442.71)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                           -
  Uncapped Expenses                                                                                          -
                                                                                                      -------------
  Total Unallocated Interest                                                                              90,312.14
  Excess Interest to Transferor                                                                        1,234,599.45
                                                                                                      -------------
       Net Interest Collections Available                                                              1,324,911.59

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                             (265,174.05)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                   (128,643.99)
                                                                                                      -------------
  DEPOSIT TO RESERVE FUND:                                                                               931,093.55
                                                                                                      -------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                           -            -                 -                       (5,883.73)
  Loss Reimbursement from Transferor                            -            -                 -        (265,174.05)
  Loss Reimbursement from Reserve Fund                          -            -                 -
                                                        -------------  -----------  ----------------                    ---------
       Total                                                    -            -                 -                       (5,883.73)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                 -            -                 -                      384,706.71
  Allocations - Current Period                                  -            -                 -
  Allocations - Accelerated Principal Distribution              -            -                 -
  Allocations - Not Disbursed Beginning of Period               -            -                 -
  Allocations - Not Disbursed End of Period                     -            -                 -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                          5,744,546.25   994,266.00         847,258.26    144,683.84
  Allocations - Current Period                           1,914,848.75   331,422.00         282,419.42
  Allocations - Not Disbursed Beginning of Period        3,829,697.50   662,844.00         564,838.84
  Allocations - Not Disbursed End of Period                     -            -                 -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                           5,744,546.25   994,266.00        847,258.26     144,683.84     384,706.71
                                                        -------------  -----------  ----------------  -------------     ----------
     Total Due To Trust                                  5,744,546.25   994,266.00        847,258.26     144,683.84     384,706.71
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of September 25, 2000 for the Collection Period of
                     August 1, 2000 through August 31, 2000

------------------------------------------------------------------------------------------------------------------------------
                                                                     Certificate Balance                 Class A1
                                                                     -------------------                 --------
                                               Total           Percent           Balance  Percent         Balance     Percent
------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)         749,988,732.51
Discounted Principal Balance                  749,988,732.51
Initial Notional/Certificate Balance                    -      100.00%    735,000,000.00  25.71%        189,000,000.00 57.76%
Percent of ANIV                                                                   98.00%                        25.20%
Certificate Factor                                                             1.0000000                     1.0000000
Notional/Certificate Rate                                                                                      5.2650%
Target Maturity Date                                                                                 December 25, 2000
Servicer Advance                                1,324,812.20
Servicer Payahead                               1,260,008.73
Number of Contracts                                   34,185
Weighted Average Lease Rate                    6.81%
Weighted Average Remaining Term                 33.8
Servicing Fee Percentage                       1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                637,094,218.67
Discounted Principal Balance                  634,695,295.70
Notional/Certificate Balance                                              735,000,000.00               189,000,000.00
Adjusted Notional/Certificate Balance                                     623,265,095.12                77,265,095.12
Percent of ANIV                                                                   97.83%                       12.13%
Certificate Factor                                                             1.0000000                    1.0000000
Servicer Advances                               2,120,667.86
Servicer Pay Ahead Balance                      2,300,618.29
Maturity Advances Outstanding                           -
Number of Current Contracts                           35,073
Weighted Average Lease Rate                    6.80%
Weighted Average Remaining Term                 13.3

POOL DATA CURRENT MONTH
Aggregate Net Investment Value                617,491,165.33
Discounted Principal Balance                  609,145,507.42
Notional/Certificate Balance                                              735,000,000.00              189,000,000.00
Adjusted Notional/Certificate Balance                                     603,923,988.23               57,923,988.23
Percent of ANIV                                                                   97.80%                       9.38%
Certificate Factor                                                             1.0000000                   1.0000000
Servicer Advances                               2,110,893.87
Servicer Pay Ahead Balance                      2,086,704.80
Maturity Advances Outstanding                           -
Number of Current Contracts                           34,374
Weighted Average Lease Rate                    6.79%
Weighted Average Remaining Term                 12.4
Prior Certificate Interest Payment Date    June 26, 2000
Next Certificate Interest Payment Date   September 25, 2000
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Class A2                 Class A3                   Class B     Transferor Interest
                                               --------                 --------                   -------     -------------------
                                                Balance    Percent       Balance    Percent        Balance           Balance
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance         424,500,000.00  9.90%    72,800,000.00   6.63%      48,700,000.00    14,988,732.51
Percent of ANIV                                      56.60%                   9.71%                      6.49%            2.00%
Certificate Factor                                1.0000000               1.0000000                  1.0000000
Notional/Certificate Rate                           5.4130%                 5.4630%                    6.9590%
Target Maturity Date                      December 25, 2001          March 25, 2002          December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                 424,500,000.00           72,800,000.00              48,700,000.00    13,829,123.55
Adjusted Notional/Certificate Balance        424,500,000.00           72,800,000.00              48,700,000.00    13,829,123.55
Percent of ANIV                                      66.63%                  11.43%                      7.64%            2.17%
Certificate Factor                                1.0000000               1.0000000                  1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                 424,500,000.00           72,800,000.00              48,700,000.00    13,567,177.10
Adjusted Notional/Certificate Balance        424,500,000.00           72,800,000.00              48,700,000.00    13,567,177.10
Percent of ANIV                                      68.75%                  11.79%                      7.89%            2.20%
Certificate Factor                                1.0000000               1.0000000                  1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                            Vehicles
                                                             --------
Principal Collections                                                                 7,121,403.92
Prepayments in Full                                            492                    9,051,490.00
                                                               ---
Reallocation Payment                                            9                       169,178.99
                                                                -
Interest Collections                                                                  4,759,312.21
Net Liquidation Proceeds and Recoveries                                               1,617,518.99
Net Liquidation Proceeds - Vehicle Sales                                              1,372,403.66
Non-Recoverable Advances                                                                (47,413.17)
                                                                              ---------------------
Total Available                                                                      24,043,894.60
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                                      Amount                    Annual Amount
                                                                            ----------------------    ----------------------------
Total Capped Expenses Paid                                                              20,395.10                      163,160.80
Total Uncapped Expenses Paid                                                                 -                               -
Capped and Uncapped Expenses Due                                                             -                               -
SERVICER'S FEE DUE:
Servicer's Fee Shortfall Carryforward                                                        -
Servicer's Fee Due Current Period                                                      530,911.85
Servicer's Fee Paid                                                                    530,911.85
Servicer's Fee Balance Due                                                                   -
 SUPPLEMENTAL SERVICER'S FEES                                                           63,236.17
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                                 Vehicles                      Amount
                                                                                  --------                      ------
Beginning Unreinvested Principal Collections                                                                                 -
Principal Collections & Liquidated Contracts                                                                                 -
Allocation to Subsequent Contracts                                                    0                                      -
                                                                                      -
                                                                                                      ----------------------------
Ending Unreinvested Principal Collections                                                                                    -
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of September 25, 2000 for the Collection Period of
                        August 1 through August 31, 2000

----------------------------------------------------------------------------------------------------------------------
                                                                 Class A1         Class A2           Class A3
                                                                 --------         --------           --------
                                                                 Balance           Balance            Balance
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                               0.23%             0.27%              0.32%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                        189,000,000.00     424,500,000.00     72,800,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period                         7.00250%           7.04250%          7.09250%
Interest Calculation for Current Interest Period                    3,345,444.38       7,556,895.94      1,305,177.61
At Certificate Payment Date:
   Paid to Swap Counterparty                                  -     2,487,712.50       5,744,546.25        994,266.00
   Due to Swap Counterparty                                   -     2,487,712.50       5,744,546.25        994,266.00
   Proration %                                       0.00%
   Interest Due to Investors                                        3,345,444.38       7,556,895.94      1,305,177.61
   Interest Payment to Investors                                    3,345,444.38       7,556,895.94      1,305,177.61

Net Settlement due to/(receive by) Swap Counterparty                  857,731.88       1,812,349.69        310,911.61

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)                 3,345,444.38       7,556,895.94      1,305,177.61

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                     -                  -                 -
Swap Interest Shortfall Inc/(Dec) This Period                               -                  -                 -
Swap Swap Interest Shortfall Carryover                                      -                  -                 -

INTEREST RESET
Interest Rate                                                      TBD               TBD                TBD
Number of Days                                                     TBD               TBD                TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                    Class B                 Total Class
                                                                    -------                 -----------
                                                                    Balance                   Balance
----------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                  2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                            48,700,000.00            735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period                            8.77250%
Interest Calculation for Current Interest Period                       1,079,919.12             13,287,437.05
At Certificate Payment Date:
   Paid to Swap Counterparty                                             847,258.26             10,073,783.01
   Due to Swap Counterparty                                              847,258.26             10,073,783.01
   Proration %
   Interest Due to Investors                                           1,079,919.12             13,287,437.05
   Interest Payment to Investors                                       1,079,919.12             13,287,437.05

Net Settlement due to / (receive by) Swap Counterparty                   232,660.86              3,213,654.04

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)                    1,079,919.12             13,287,437.05

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                                        -                         -
Swap Interest Shortfall Inc/(Dec) This Period                                  -                         -
Swap Swap Interest Shortfall Carryover                                         -                         -

INTEREST RESET
Interest Rate                                                         TBD
Number of Days                                                        TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE
-----------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ ROBERT WOODIE
-----------------------------------------------------------------
Robert Woodie, National Treasury Manager